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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of DigitalThink, Inc. on Form S-8 of our report dated April 20, 2001, appearing in the Annual Report on Form 10-K of DigitalThink, Inc. for the year ended March 31, 2001.

/s/  Deloitte & Touche LLP

San Francisco, California
April 22, 2002